Exhibit 99.1

Onyx Enterprises Int’l, Corp. and Legacy Acquisition Corp. to Participate

in the G.research 44th Annual Automotive Symposium on November 3, 2020 at 2:30 pm ET

November 2, 2020 – New York, NY and Cranbury NJ – Onyx Enterprises Int’l, Corp. (“Onyx”), owner and operator of a leading digital commerce platform for the automotive market, “CARiD.com,” which has entered into a definitive business combination agreement with Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded special purpose acquisition company (SPAC), today announced that the two companies will participate in the G.research 44th Annual Automotive Symposium on November 3, 2020 at 2:30 p.m. ET.

A live webcast of the presentation will be available at https://www.legacyacquisition.com/blank-page.

With CARiD, Onyx has developed a distinctive proprietary technology platform for digital commerce and fulfillment, relying on insights extracted from nearly 14 billion data points, a physical footprint network comprising over 2,500 shipping locations, nearly 5,000 active brands, and machine-learning algorithms for complex fitment industries such as vehicle parts and accessories. In announcing their definitive business merger agreement with Legacy, Onyx is positioned to accelerate further growth with new cash funding resulting from the business combination as it looks to increase its already significant footprint in the auto aftermarket industry.

Onyx’s proprietary fitment data and algorithms used in CARiD.com and other verticals (such as MOTORCYCLEiD, TRUCKiD, and BOATiD) compiled over the past decade, combined with its substantial investments in artificial intelligence and machine learning, provide online consumers with an enhanced user experience featuring a breadth of offerings and service levels (including search capabilities, training and learning, and provision of data suppliers to enhance their product information), positioning it as a key leader in the already $400+ billion auto aftermarket industry.

The transaction values Onyx at an estimated enterprise value of $331.1 million, which represents a 0.7x EV / 2021E Revenue multiple, a discount to primary publicly-listed peer, PRTS’, EV / 2021E Revenue multiple of 1.2x1 and a 16.9x EV / 2021E Adjusted EBITDA multiple, a discount to PRTS’ EV / 2021E Adjusted EBITDA multiple of 25.1x1. As of June 30, 2020, CARiD was well-capitalized with approximately $45.7 million of cash on the balance sheet. CARiD’s existing common shareholders are rolling 100% of their equity in CARiD, which represents 67.1% of the pro forma company. The transaction is expected to close November 2020.

1 Based on Wall Street analyst consensus estimates as of 10/12/20.

About Onyx Enterprises Int’l, Corp.

Onyx is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Onyx was founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. Onyx has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings, and continued digital commerce innovation. For more information please visit www.onyx.com and www.carid.com.

About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the New York Stock Exchange (“NYSE”). At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other underrepresented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

Additional Information about the Proxy Statements

In connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy has filed a preliminary consent solicitation statement with the SEC. Additionally, in connection with another extension of the deadline by which Legacy must complete the previously announced business combination of Legacy and Onyx (the “Business Combination”), Legacy filed a preliminary proxy statement with the SEC on October 14, 2020 and intends to file other relevant materials with the SEC in connection therewith, including a definitive proxy statement on Schedule 14A. Legacy’s security holders and other interested persons are advised to read the applicable consent solicitation statement or preliminary proxy statement and any respective amendments thereto and other relevant materials to be filed in connection with the Warrant Amendments and Deadline Extension, respectively, with the SEC, including, when available, a definitive consent solicitation statement on Schedule 14A and a definitive proxy statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials contain and will contain important information about the Warrant Amendments and Deadline Extension, as applicable. When available, the definitive consent solicitation statement or definitive proxy statement and other relevant materials for the Warrant Amendments and Deadline Extension, respectively, will be mailed to the applicable securityholders of Legacy as of September 30, 2020. Securityholders are able to obtain copies of the preliminary consent solicitation statement and the preliminary proxy statement, and, once available, will be able to obtain the definitive consent solicitation statement and the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrantholders with respect to the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive consent solicitation statement that will be filed with respect to the Warrant Amendments and are contained in the preliminary consent solicitation statement and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, as amended by an amendment on Form 10-K/A, which were filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or in accordance with an exemption from registration therefrom.

Forward-Looking Statements

This press release includes “forward-looking statements.” Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the transaction value of the proposed business combination, as well as the anticipated closing date of the transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement, dated September 18, 2020, by and among Legacy, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, Onyx and Shareholder Representative Services LLC (the “Business Combination Agreement”), (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A common stock on the NYSE (or such other nationally recognized stock exchange on which shares of the post-acquisition company’s Class A common stock are then listed) following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares tendered in the tender offer by the holders of Legacy’s Class A common stock in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the Securities and Exchange Commission (the “SEC”), including the Definitive Information Statement and Schedule TO that were filed with the SEC in connection with the Business Combination. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Legacy/Investors:

Dawn Francfort / Brendon Frey

ICR

PARTSiDIR@icrinc.com

Media:

Keil Decker

ICR

PARTSiDPR@icrinc.com

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